Exhibit 10.35

AMENDMENT NO. 1 TO LOAN AGREEMENT

THIS AMENDMENT NO. 1 LOAN AGREEMENT dated as of December 19, 2011 (as amended, restated, replaced, supplemented or otherwise modified from time to time, this “Amendment”) is by and among OSH PROPERTIES LLC, a Delaware limited liability company (the “Company”), each Lender referenced on the signature pages hereto, WELLS FARGO BANK, N.A., a national banking association, as administrative agent for Lenders hereunder (in such capacity, the “Administrative Agent”) and is acknowledged and agreed to by each of the entities referenced on the signature pages hereto as Guarantor. Capitalized terms used herein but not otherwise defined herein shall have the meanings set forth in or otherwise referenced pursuant to the Loan Agreement.

WITNESSETH

WHEREAS, the Company, each Lender party thereto from time to time and the Administrative Agent are parties to that certain Loan Agreement dated as of October 27, 2010 (as previously or hereinafter amended, restated, replaced, supplemented or otherwise modified from time to time, the “Loan Agreement”).

WHEREAS, regarding the Loan Agreement, the Borrower has requested certain modifications as described in this Amendment; and

WHEREAS, the Lenders and the Administrative Agent have agreed to such modifications of the Loan Agreement, in all cases subject to the terms and conditions of this Amendment and subject to obtaining the acknowledgement of this Amendment by the parties referenced on the signature pages hereto;

NOW THEREFORE, in consideration of the covenants, agreements, representations and warranties set forth in this Amendment, the parties hereto hereby covenant, agree, represent and warrant as follows:

ARTICLE I

AMENDMENTS

1. Section 1.1 of the Loan Agreement is amended to replace the following definition in appropriate alphabetical order:

“Applicable Release Price” shall mean in respect of each Property, 125% of the allocated Loan amount assigned to such Property, as set forth on the schedule of allocated Loan amounts attached hereto as Schedule 1.1(a), subject, in each case, to revision to account for any deduction of allocated Loan amounts pursuant to Section 2.3.2.

2. Section 2.6(e) of the Loan Agreement is hereby amended by deleting the reference therein to “$30,000,000” and replacing it with “$24,000,000”.

ARTICLE II

CONDITIONS PRECEDENT

This Amendment shall be effective and binding on the parties hereto on the date (the “Amendment Closing Date”) upon which the following conditions precedent are satisfied or waived (and with respect to each agreement, document or other deliverable hereunder, each such item shall be in form and substance satisfactory to the Administrative Agent, which shall be evidenced by the execution and delivery of this Amendment by the Administrative Agent):

1. Amendment. Receipt by the Administrative Agent of this Amendment executed and delivered by the Company, the Lenders and the Administrative Agent and acknowledged and agreed to by each of the entities referenced on the signature pages hereto as Guarantor.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

The Company hereby represents and warrants to and for the benefit of the Lenders, the Administrative Agent and their respective successors and assigns as follows (each such representation and warranty to be made and to be effective as of the date of this Amendment):

(a) The Company is duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation;

(b) The Company has full power, authority and legal right to enter into and perform its obligations under this Amendment;

(c) This Amendment has been duly and legally authorized by all necessary action taken by the Company and has been duly executed and delivered by the Company;

(d) The execution, delivery and performance by the Company of this Amendment are not in violation of its limited liability company agreement or any other governing document or instrument to which it is a party or to which it is subject, of any United States federal, state or local judgment, order, decree, law or governmental rule or regulation applicable to it or its assets and will not contravene the provisions of, or constitute a default under, any indenture, agreement, lease or license to which it is a party or by which its properties may be bound or affected and do not create any lien, encumbrance or claim of any kind upon any of the Properties;

(e) This Amendment is the legal, valid, binding and enforceable obligation of the Company, enforceable against the Company in accordance with the terms thereof;

(f) Each representation and warranty of the Company in the Loan Documents (as amended by this Amendment) is true and correct as of the date of this Amendment, except to the extent that any such representation and warranty relates to an earlier date, in which case such representation and warranty was true and correct as of such earlier date; and

(g) There is no Default or Event of Default existing as of the date of this Amendment, and the execution and delivery by the Company of this Amendment will not result in any Default or Event of Default.

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ARTICLE IV

MISCELLANEOUS

1. Full Force and Effect. All of the terms and provisions of the Loan Agreement are hereby ratified and affirmed in their entirety and shall remain in full force and effect.

2. Costs and Expenses. The Company agrees to pay all reasonable costs and out-of-pocket expenses of the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of Moore & Van Allen PLLC.

3. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

4. Action on Behalf of Guarantor. By executing and delivering this Amendment, the parties referenced on the signature pages hereto as Guarantor hereby acknowledge and agree to all terms and provisions of this Amendment and their continuing obligations as Guarantor in connection with the Loan Documents.

5. GOVERNING LAW. THIS AMENDMENT SHALL IN ALL RESPECTS BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, WITHOUT REFERENCE TO ANY CONFLICT OF LAW RULES WHICH MIGHT LEAD TO THE APPLICATION OF LAWS OF ANY OTHER JURISDICTION.

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IN WITNESS WHEREOF, the Company has caused this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:

OSH PROPERTIES LLC, a Delaware limited liability company

By:	/s/ MICHAEL FOX
Name:	Michael Fox
Title:	SVP, General Counsel & Secretary

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LENDERS:

WELLS FARGO BANK, N.A.

By:	/s/ WESTON R. GARRETT
Name:	Weston Garrett
Title:	Managing Director

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UNION BANK, N.A.

By:	/s/ BRENT HOUSTEAU
Name:	Brent Housteau
Title:	Vice President

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BANK OF AMERICA, N.A.

By:	/s/ ANDREW CERUSSI
Name:	Andrew Cerussi
Title:	Senior Vice President

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CALIFORNIA FIRST NATIONAL BANK

By:	/s/ D. N. LEE
Name:	D. N. Lee
Title:	S. V. P.

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CITICORP NORTH AMERICA, INC.

By:	/s/ DINA GARTHWAITE
Name:	Dina Garthwaite
Title:	Vice President

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CITY NATIONAL BANK

By:	/s/ BRANDON L. FEITELSON
Name:	Brandon L. Feitelson, C.F.A.
Title:	Vice President

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AIB DEBT MANAGEMENT, LTD.

By:	/s/ JOSEPH AUGUSTINI
Name:	Joseph Augustini
Title:	Senior Vice President

By:	/s/ DAVID SMITH
Name:	David Smith
Title:	Vice President

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ADMINISTRATIVE AGENT:

WELLS FARGO BANK, N.A.

By:	/s/ JOHN D. ALTMEYER
Name:	John D. Altmeyer
Title:	Vice President

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Acknowledged and Agreed:

GUARANTOR:

ORCHARD SUPPLY HARDWARE LLC, a Delaware limited liability company

By:	Orchard Supply Hardware Stores Corporation, its Sole Member

By:	/s/ MICHAEL FOX
Name:	Michael Fox
Title:	SVP, General Counsel & Secretary

ORCHARD SUPPLY HARDWARE STORES CORPORATION, a Delaware corporation

By:	/s/ MICHAEL FOX
Name:	Michael Fox
Title:	SVP, General Counsel & Secretary

OSH FINANCE CORPORATION, a Delaware corporation

By:	/s/ MICHAEL FOX
Name:	Michael Fox
Title:	SVP, General Counsel & Secretary

[signature pages end]